Exhibit 10(b)(2)

EXECUTION COPY

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT dated as of March 31, 2014 (this “Amendment”), among NEWSTAR FINANCIAL, INC. (the “Company”), THE HOLDERS PARTY HERETO and FORTRESS CREDIT CORP., as administrative agent for the Holders under the Note Agreement described below (in such capacity, together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Company has entered into a Second Amended and Restated Note Agreement dated as of May 13, 2013 among the Company, the Holders from time to time party thereto (the “Holders”) and the Administrative Agent (as it may be amended, modified, extended, supplemented or restated from time to time, the “Note Agreement”), pursuant to which Note Agreement the Holders agreed, subject to the terms and conditions set forth therein, to make term loans to the Company;

WHEREAS, the Company has requested that the Administrative Agent and the Holders amend the Note Agreement as provided in this Amendment, and the Administrative Agent and the Required Holders have agreed to do the foregoing, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained in this Amendment, the Company, the Holders party hereto and the Administrative Agent hereby agree as follows:

1. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Note Agreement.

2. Amendments to Note Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 5 below and in reliance on the representations and warranties set forth in Section 3, the Note Agreement is hereby amended as follows:

(a) Section 1.01 of the Note Agreement is hereby amended by deleting the definition of “Operating Subsidiary” in its entirety and by substituting the following therefor:

“Operating Subsidiary” means any Subsidiary of the Company other than (a) an Investment Vehicle, REO Subsidiary or Workout Subsidiary, (b) a special purpose entity formed or acquired by the Company or any other Subsidiary to hold assets of any Investment Vehicle, REO Subsidiary or Workout Subsidiary in connection with the establishment, management, operation or servicing of such Investment Vehicle, REO Subsidiary or Workout Subsidiary or (c) an Immaterial Subsidiary.

(b) Section 1.01 of the Note Agreement is hereby amended by inserting the following definition therein in the proper alphabetical location:

“Immaterial Subsidiary” means (a) each of NewStar Securities Corporation, Inc., NewStar Asset Management LLC, NewStar Financial California, LLC, NS Sticky Fingers I, LLC, Baseline NS Five Holding, LLC, NewStar Equipment Finance, LLC, NewStar Business Lending, LLC and 75 Sylvan NS Two Holding, LLC and (b) any Subsidiary which does not engage in any material activities or operations or hold assets having a fair market value in excess of $10,000,000 in the aggregate. For avoidance of doubt, the entities referred to in clauses (a) and (b) of the definition of Operating Subsidiary shall not constitute Immaterial Subsidiaries.

(c) Section 5.11(c) of the Note Agreement is hereby amended and restated in its entirety as follows:

(c) The fair market value of the assets held by the Immaterial Subsidiaries do not exceed (i) $10,000,000 for any one Immaterial Subsidiary individually or (ii) $25,000,000 for all Immaterial Subsidiaries in the aggregate.

(d) Clause (iii) of Section 7.06 of the Note Agreement is hereby amended and restated in its entirety as follows:

(iii) the Immaterial Subsidiaries to hold assets having a fair market value exceeding (A) $10,000,000 in the case of any Immaterial Subsidiary individually or (B) $25,000,000 in the case of all Immaterial Subsidiaries in the aggregate.

3. Default; Representations and Warranties, Etc.

(a) The Company hereby represents and warrants that (i) as of the date hereof and giving effect to the terms of this Amendment, (A) the representations and warranties of the Note Parties contained in the Note Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, and except that for purposes of this clause (A), the representations and warranties contained in Section 5.05(a) of the Note Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Note Agreement and (B) no Default or Event of Default has occurred and is continuing, (ii) the execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby (A) have been duly authorized by all necessary action on the part of the Company, (B) have not violated, conflicted with or resulted in a default under and will not violate or conflict with or result in a default under (1) any applicable law or regulation, (2) any term or provision of the organizational documents of the Company or (3) any term or provision of any indenture, agreement or other instrument binding on the Company or any of its assets, except, in the case of the foregoing clauses (1) and (3), to the extent that such violation, conflict or default could not reasonably be expected to result in a Material Adverse Effect, and (C) do not require any consent, waiver or approval of or by any Person which has not been obtained and (iii) this Amendment and the Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The Company hereby represents and warrants that each of the Subsidiaries set forth on Schedule 1.01(c) to the Note Agreement (other than NewStar Securities Corporation, Inc., NewStar Asset Management LLC, NewStar Financial California, LLC, NS Sticky Fingers I, LLC, Baseline NS Five Holding, LLC, NewStar Equipment Finance, LLC, 75 Sylvan NS Two Holding, LLC, NewStar Business Lending, LLC and NewStar Concentration LLC) constitutes (i) an Investment Vehicle, REO Subsidiary or Workout Subsidiary or (ii) special purpose entity formed or acquired by the Company or any other Subsidiary to hold assets of any Investment Vehicle, REO Subsidiary or Workout Subsidiary in connection with the establishment, management, operation or servicing of such Investment Vehicle, REO Subsidiary or Workout Subsidiary. The Holders hereby waive any Event of Default which may have arisen due solely to any breach of Section 5.11(c) or 7.06 of the Note Agreement due to any failure of any Subsidiary described in the foregoing clauses (i) and (ii) to comply with such provision.

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4. Ratification and Confirmation. The Company hereby agrees and confirms that:

(a) the Note Agreement and each of the other Note Documents, as amended and otherwise modified by the amendments specifically provided herein, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed; and

(b) the liens and security interests granted in favor of the Administrative Agent for the benefit of itself and the Holders under the terms of the Note Documents are perfected, effective, enforceable and valid and that such liens and security interests are, in each case, a first priority lien and security interest except to the extent otherwise expressly permitted by the Note Documents and that such liens and security interests are hereby in all respects reaffirmed, ratified and confirmed.

5. Conditions to this Amendment. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Required Holders and the Company; and

(b) The Administrative Agent shall have received such other assurances, certificates or other documents as the Administrative Agent may reasonably require in connection herewith.

6. Miscellaneous.

(a) Except as otherwise expressly set forth herein, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the provisions of the Note Agreement or the other Note Documents, all of which remain in full force and effect as of the date hereof and are hereby ratified and confirmed. The Company acknowledges and agrees that nothing contained herein shall be deemed to entitle such party to a consent to, or a waiver, amendment or modification of, any of the terms, conditions, obligations, covenants or agreements contained in the Note Documents in similar or different circumstances or shall prejudice any right or rights which the Administrative Agent or any Holder now has or may have under, or in connection with, the Note Agreement, as amended hereby, the Note Documents, or any other documents referred to herein or therein.

(b) Upon the effectiveness of this Amendment, each reference in the Note Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Note Agreement as amended hereby, and each reference to the Note Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Note Agreement shall mean and be a reference to the Note Agreement as amended hereby.

(c) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Whenever the terms or sections amended hereby shall be referred to in the Note Agreement, Note Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. A signature page sent to the Administrative Agent or its counsel by facsimile or other electronic means (including in portable document format (.pdf)) shall be effective as an original counterpart signature.

(d) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH HOLDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

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(e) The Company agrees to pay all reasonable expenses, including legal fees and disbursements incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

COMPANY

NEWSTAR FINANCIAL, INC.

By:	/s/ John Kirby Bray
Name: John Kirby Bray
Title: Chief Financial Officer

Signature Page to Second Amendment to Second A&R Note Agreement

ADMINISTRATIVE AGENT

FORTRESS CREDIT CORP., as Administrative Agent

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

HOLDERS

FORTRESS CREDIT OPPORTUNITIES I LP, as a Holder

By: Fortress Credit Opportunities I GP LLC, its general partner

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

FORTRESS CREDIT FUNDING III LP, as a Holder

By: Fortress Credit Funding III GP LLC, its general partner

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

FORTRESS CREDIT FUNDING V LP, as a Holder

By: Fortress Credit Funding V GP LLC, its general partner

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

Signature Page to Second Amendment to Second A&R Note Agreement

FORTRESS CREDIT FUNDING VI LP, as a Holder

By: Fortress Credit Funding VI GP LLC, its general partner

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

FCO III CLO TRANSFEROR LLC, as a Holder

By:	/s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

Signature Page to Second Amendment to Second A&R Note Agreement

CHURCHILL FINANCIAL CAYMAN LTD., as a Holder

By:	/s/ Christopher Ca
Name: Christopher Ca
Title: Duly Authorized Signatory

Signature Page to Second Amendment to Second A&R Note Agreement

ZAIS CLO 1, LIMITED, as a Holder

By:	/s/ Vincent Iugato
	Name:	Vincent Iugato
	Title:	Managing Director, ZAIS Group, LLC as Investment Adviser to ZAIS CCO 1, Ltd.

Signature Page to Second Amendment to Second A&R Note Agreement

RATIFICATION OF NOTE DOCUMENTS

March 31, 2014

Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to the foregoing Second Amendment to Second Amended and Restated Note Agreement dated as of March 31, 2014 (the “Second Amendment”) among NewStar Financial, Inc. (the “Company”), the holders party thereto (the “Holders”) and Fortress Credit Corp., as Administrative Agent (the “Administrative Agent”), which amends that certain Second Amended and Restated Note Agreement, dated as of May 13, 2013, among the Company, the Holders and the Administrative Agent (as it may be amended, modified, extended, supplemented or restated from time to time, the “Note Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Note Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Holder, each of the undersigned consents to the Second Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Note Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Note Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. NewStar Loan Funding, LLC, a Delaware limited liability company, acknowledges and agrees that the liens and security interests granted in favor of the Administrative Agent for the benefit of itself and the Holders under the terms of the Note Documents are perfected, effective, enforceable and valid and that such liens and security interests are, in each case, a first priority lien and security interest except to the extent otherwise expressly permitted by the Note Documents and that such liens and security interests are hereby in all respects reaffirmed, ratified and confirmed. All references to the Note Agreement contained in the above-referenced documents shall be a reference to the Note Agreement as so modified by the Second Amendment and as the same may from time to time hereafter be amended, modified, extended, supplemented or restated.

[Signature Page Follows]

SUBSIDIARY GUARANTORS:

NEWSTAR LOAN FUNDING, LLC

By:	/s/ John Kirby Bray
Name:	John Kirby Bray
Title:	Manager

I-295 NS EIGHT HOLDING, LLC

By:	/s/ J. Daniel Adkinson
Name:	J. Daniel Adkinson
Title:	President

FQ NS SIX HOLDING, LLC

By:	/s/ J. Daniel Adkinson
Name:	J. Daniel Adkinson
Title:	President

NEWSTAR BUSINESS CREDIT, LLC

By: NewStar Financial, Inc., its sole member

By:	/s/ John Kirby Bray
Name:	John Kirby Bray
Title:	Chief Financial Officer

NEWSTAR EQUIPMENT FINANCE I, LLC

By: NewStar Financial, Inc., its designated manager

By:	/s/ John Kirby Bray
Name:	John Kirby Bray
Title:	Chief Financial Officer

Signature Page to Ratification of Note Documents